UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and total return.

Semi-Annual Report

June 30, 2009

Nuveen Preferred Securities Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

August 24, 2009

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Preferred Securities Fund features management by Nuveen Asset Management (NAM), an affiliate of Nuveen Investments. Douglas Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006, and has more than ten years of investment industry experience. Here Doug discusses the Fund’s performance and investment strategy for the six-month period ended June 30, 2009.

How did the Fund perform during the six months ended June 30, 2009?

The table on page four provides performance information for the Fund for the six-month period ended June 30, 2009. The table also compares the Fund’s performance to special and general market indexes. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period?

The Fund continued to witness meaningful net investor inflows during the first six months of 2009. The second quarter was especially busy, with assets under management growing by approximately 132%. We continued to deploy these cash inflows into credits favored by our research team, as well as toward efforts to modify or adjust allocations across trust preferred, enhanced trust preferred, and perpetual preferred security structures. For example, starting in the first quarter of 2009 and continuing through the second quarter, the Fund increasingly allocated assets to perpetual preferred security structures, which tend to be lower in a company’s capital structure, for those names in which we held the strongest conviction. It was our opinion, these perpetual structures offered an attractive risk/return profile for appropriate credits.

As of June 30, 2009, about 30% of the Fund’s assets were invested in perpetual maturity, non-cumulative distribution structures. This allocation was not broad-based across all issuers represented in the Fund; rather, with the input from our research team, we initiated relative overweights to non-cumulative structures for those credits that we deemed to have a negligible likelihood of deferring distributions. In doing so, the Fund was able to capture the larger yields associated with non-cumulative structures. In most instances, these non-cumulative structures also paid qualified dividend income (QDI) distributions currently taxed at a maximum rate of 15%.

During the period, individual investor buying and selling generated price volatility for exchange-listed $25 par preferred securities – especially when compared to the $1000 par preferred structures generally traded over-the-counter by institutions. We sought to take advantage of the resulting price dislocations by toggling between $25 par and $1000 par securities as opportunities presented themselves. As of period end, the Fund

2	Nuveen Investments

was allocated roughly 50% / 50% between $25 par and $1000 par structures, while the allocation was closer to 70% / 30% at the end of the first quarter. We also continued to build a relative overweight in financial services holdings, while decreasing our relative exposure to utilities. We did not add to our taxable municipal sleeve, as we believed that preferred / hybrid securities offered better risk/ return profiles.

We believe supply and demand technical factors still benefit the preferred / hybrid asset class. Although there were a handful of new issue deals during the second quarter of 2009, we continue to believe that meaningful new issue flow will be negligible for several more quarters. While preferred and hybrid securities rallied during the second quarter, the spread levels existing at period end meant that the cost of issuing new securities was still somewhat prohibitive. In addition, the exchanges and tenders of preferred and hybrid securities discussed earlier materially reduced the amount of securities outstanding, likely contributing to scarcity value for the asset class.

During the six-month period ended June 30, 2009, the Fund (Class A Shares at NAV) returned 15.46%, outpacing the comparative indexes and benchmarks shown in this report. Driving this outperformance was the Fund’s increasing tactical allocation to non-cumulative security structures. As discussed previously, these securities had underperformed materially in previous periods due to headline risk surrounding the financial services sector, and subsequent fears concerning potential preferred / hybrid distribution deferrals. During the second quarter, investors received meaningful clarity regarding several of the most prominent issues vexing the asset class. As a result, spreads compressed disproportionately more for the perpetual maturity, non-cumulative structures. Also contributing to the Fund’s relative outperformance was the toggling between the $25 par and $1000 par structures. The six months ended June 30, 2009, contained some fairly volatile periods. As individual and institutional investors responded differently to rapidly changing market conditions, the Fund was able to capture significant relative value opportunities between the two segments.

Nuveen Investments	3

*	Six-month returns are cumulative; one-year and since inception returns are annualized.

1	The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1000-par securities with at least one year to maturity. The since inception data for the index represents returns for the period 12/31/06 – 12/31/08, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Market Benchmark Index is comprised of a 60% weighting in the Merrill Lynch Hybrid Securities Index, a 35% weighting in the Barclays Capital USD Capital Securities Index and a 5% weighting in the Merrill Lynch REIT Preferred Stock Index. The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The Barclays Capital USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The since inception data for the index represents returns for the period 12/31/06 – 12/31/08, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns*

For periods ended 6/30/09

	6-Month	1-Year	Since inception (12/19/06)
Nuveen Preferred Securities Fund
A Shares at NAV	15.46%	-12.08%	-9.25%
A Shares at Offer	9.94%	-16.27%	-10.99%
Merrill Lynch Hybrid Securities Index[1]	-0.06%	-8.09%	-8.83%
Market Benchmark Index[2]	4.05%	-6.73%	-6.65%
S&P 500 Index[3]	3.16%	-26.21%	-13.91%

Returns quoted represent past performance which is no guarantee of future results. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 4.75% maximum sales charge. Returns at NAV would be lower if sales charges were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Preferred Securities Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NPSAX	NPSCX	NPSRX
NAV	$12.83	$12.84	$12.83
Latest Monthly Dividend[2]	$0.0970	$0.0900	$0.0995
Inception Date	12/19/06	12/19/06	12/19/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-12.08%	-16.27%
Since Inception	-9.25%	-10.99%

C Shares	NAV
1-Year	-12.65%
Since Inception	-9.91%

I Shares	NAV
1-Year	-11.82%
Since Inception	-9.01%
Yields

A Shares	NAV	Offer
Dividend yield[5]	9.07%	8.64%
30-day yield[5]	9.12%	—
SEC 30-day yield[5,6]	—	8.68%

C Shares	NAV
Dividend yield[5]	8.41%
30-day yield[5]	8.35%

I Shares	NAV
Dividend yield[5]	9.31%
SEC 30-day yield[5]	9.37%

Top Five Issuers[3]:
Wells Fargo & Company	10.5%
JP Morgan Chase & Company	9.9%
Bank of America Corporation	7.0%
MetLife Inc.	5.4%
Morgan Stanley	4.4%

Portfolio Credit Quality3

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$165,203
Average Effective Maturity (Years)	43.01
Average Duration	8.07
Number of Positions/Holdings	173

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.64%	0.94%	12/31/08
Class C	2.32%	1.69%	12/31/08
Class I	1.26%	0.69%	12/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through April 30, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid July 1, 2009.

3	As a percentage of total investments (excluding short-term investments and investments in derivatives) as of June 30, 2009. Holdings are subject to change.

4	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2009. Holdings are subject to change.

5	Dividend yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend yield may differ from the SEC 30-Day yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Investments	5

Fund Spotlight as of 6/30/09 Nuveen Preferred Securities Fund

Industries[1]
Commercial Banks	40.3%
Diversified Financial Services	23.5%
Insurance	14.8%
Capital Markets	14.1%
Short-Term Investments	1.0%
Other	6.3%

1	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,154.60	$1,149.70	$1,156.20	$1,020.08	$1,016.36	$1,021.32
Expenses Incurred During Period	$5.08	$9.06	$3.74	$4.76	$8.50	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70% and 0.70% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund

June 30, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 48.0%

	Capital Markets – 9.3%

40,000	Ameriprise Financial, Inc.	7.750%	A	$864,000

11,862	BNY Capital Trust IV, Series E	6.875%	Aa3	296,550

27,520	BNY Capital Trust V, Series F	5.950%	Aa3	618,099

15,128	Credit Suisse	7.900%	Aa3	339,472

14,600	Deutsche Bank Capital Funding Trust I	7.350%	Aa3	280,904

47,664	Deutsche Bank Capital Funding Trust II	6.550%	Aa3	856,999

108,040	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	2,240,848

4,100	Deutsche Bank Capital Funding Trust VIII	6.375%	Aa3	75,358

85,300	Deutsche Bank Contingent Capital Trust III	7.600%	Aa3	1,683,822

5,000	Goldman Sachs Group Inc., Series D	4.000%	A3	80,250

42,179	Goldman Sachs Group Inc.	6.200%	A3	959,572

46,801	Morgan Stanley Capital Trust III	6.250%	A3	898,579

1,900	Morgan Stanley Capital Trust V	5.750%	A3	34,295

97,458	Morgan Stanley Capital Trust VI	6.600%	A3	1,985,219

182,406	Morgan Stanley Capital Trust VII	6.600%	A3	3,582,454

33,515	Morgan Stanley Capital Trust VIII	6.450%	A3	649,856
	Total Capital Markets			15,446,277
	Commercial Banks – 19.1%

46,000	ABN AMRO Capital Fund Trust V	5.900%	A2	535,900

185,632	ABN AMRO Capital Fund Trust VII	6.080%	A2	2,125,486

52,600	Banco Santander Finance	6.800%	A2	1,017,810

66,600	Banco Santander Finance	6.500%	A2	1,198,800

21,500	Banco Santander Finance	4.000%	A2	241,875

125,700	Barclays Bank PLC	8.125%	BBB+	2,595,705

20,000	Barclays Bank PLC	7.750%	BBB+	392,800

40,141	BB&T Capital Trust V	8.950%	A2	1,021,588

21,650	Fifth Third Capital Trust VI	7.250%	Baa2	347,916

113,478	Fifth Third Capital Trust VII	8.875%	Baa2	2,224,169

31,512	HSBC Finance Corporation	6.875%	A	674,042

500	HSBC Finance Corporation	6.000%	A	9,555

48,948	HSBC Holdings PLC	8.125%	A–	1,164,473

6,899	KeyCorp Capital Trust V	5.875%	Baa2	117,214

146,936	KeyCorp Capital Trust X	8.000%	Baa2	2,737,418

3,187	KeyCorp Capital VIII	7.000%	Baa2	54,816

19,462	M&T Capital Trust IV	8.500%	Baa1	481,685

15,600	Merrill Lynch Capital Trust II	6.450%	Baa3	249,912

10,000	Merrill Lynch Capital Trust III	7.375%	Baa3	182,000

26,985	Merrill Lynch Capital Trust III	7.000%	Baa3	451,189

4,400	National City Capital Trust II	6.625%	Baa1	82,632

23,100	National City Capital Trust IV	8.000%	Baa1	512,820

71,832	PNC Financial Services, Series F	9.875%	Baa2	1,810,166

16,350	Regions Financing Trust III	8.875%	BB+	325,038

25,784	SunTrust Capital Trust IX	7.875%	Baa2	547,910

75,867	U.S. Bancorp.	7.875%	A2	1,885,295

Nuveen Investments	7

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

June 30, 2009

Shares	Description (1)	Coupon	Ratings (2)	Value

	Commercial Banks (continued)

22,481	USB Capital Trust XI	6.600%	A1	$501,326

23,883	USB Capital XII	6.300%	A1	502,498

6,100	Wachovia Capital Trust IX	6.375%	A3	115,412

37,475	Wachovia Capital Trust X	7.850%	A3	837,566

205,194	Wells Fargo & Company	8.000%	A–	4,575,826

15,000	Wells Fargo Capital Trust XII	7.875%	A3	358,800

70,180	Wells Fargo Capital Trust XIV	8.625%	A3	1,775,554
	Total Commercial Banks			31,655,196
	Consumer Finance – 0.0%

5,000	HSBC Finance Corporation	6.360%	Baa2	79,500
	Diversified Financial Services – 15.1%

7,000	BAC Capital Trust I	7.000%	Baa3	132,440

10,000	BAC Capital Trust II	7.000%	Baa3	191,000

19,850	BAC Capital Trust VIII	6.000%	Baa3	330,503

2,829	BAC Capital Trust X	6.250%	Baa3	49,819

27,172	BAC Capital Trust XII	6.875%	Baa3	496,976

20,645	Bank One Capital Trust VI	7.200%	A1	474,835

31,388	Bear Stearns Capital Trust III	7.800%	A1	742,326

22,400	Citigroup Capital Trust IX	6.000%	A1	303,744

18,500	Citigroup Capital Trust VII	7.125%	Baa3	295,075

48,300	Citigroup Capital Trust VIII	6.950%	Baa3	748,167

26,595	Citigroup Capital Trust XI	6.000%	Baa3	362,224

23,400	Citigroup Capital X	6.100%	Baa3	328,068

56,600	Citigroup Capital XV	6.500%	Baa3	1,019,366

100,200	Citigroup Capital XVI	6.450%	Baa3	1,699,392

51,400	Citigroup Capital XVII	6.350%	Baa3	822,400

11,600	Citigroup Capital XX	7.875%	Baa3	217,616

185,767	Countrywide Capital IV Trust	6.750%	Baa3	3,055,867

376,300	Countrywide Capital Trust III	7.000%	Baa3	6,419,678

28,401	Fleet Capital Trust VIII	7.200%	Baa3	518,318

2,300	General Electric Capital Corporation	6.625%	AA+	54,694

500	General Electric Capital Corporation	6.000%	AA+	10,865

106,551	ING Groep N.V.	8.500%	BBB	2,072,417

111,725	JP Morgan Chase & Company	8.625%	A2	2,842,284

38,100	JP Morgan Chase Capital Trust XXVI	8.000%	A1	955,929

5,060	JP Morgan Capital XXIV	6.875%	A1	115,368

14,905	JP Morgan Chase Capital Trust X	7.000%	A1	359,211

3,573	JP Morgan Chase Capital Trust XI	5.875%	A1	73,389

1,000	MBNA Capital E	8.100%	Baa3	19,750

12,300	MBNA Corporation, Capital Trust D	8.125%	Baa3	240,096
	Total Diversified Financial Services			24,951,817
	Electric Utilities – 1.0%

11,500	American Electric Power	8.750%	Baa3	307,165

7,400	DTE Energy Trust I	7.800%	Baa3	184,408

1,000	DTE Energy Trust II	7.500%	Baa3	24,800

8	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities (continued)

21,200	FPL Group Capital Inc.	7.450%	A3	$550,776

9,700	FPL Group Capital Inc.	6.600%	A3	241,530

11,534	National Rural Utilities Cooperative Finance Corporation	6.750%	A3	273,471
	Total Electric Utilities			1,582,150
	Insurance – 1.1%

2,400	Aegon N.V.	6.500%	Baa1	35,760

11,600	Aegon N.V.	7.250%	Baa1	197,200

10,000	Allianz SE	8.375%	A+	224,500

20,300	Financial Security Assurance Holdings	6.250%	A+	294,350

20,393	Lincoln National Capital VI, Series F	6.750%	Baa3	362,995

2,100	MetLife Inc., Series B	6.500%	Baa1	43,155

1,200	PLC Capital Trust III	7.500%	BBB	22,008

2,000	PLC Capital Trust IV	7.250%	BBB	39,340

13,200	Protective Life Corporation	7.250%	BBB	249,348

11,949	Prudential Financial Inc.	9.000%	BBB+	281,757
	Total Insurance			1,750,413
	Multi-Utilities – 0.2%

13,300	Xcel Energy Inc.	7.600%	Baa2	336,889
	Real Estate Investment Trust – 1.9%

17,996	Duke Realty Corpoation, Series O	8.375%	Baa3	316,010

15,390	Harris Preferred Capital Corporation, Series A	7.375%	A1	329,808

10,300	Kimco Realty Corporation, Series G	7.750%	Baa2	212,695

5,900	Prologis Trust, Series G	6.750%	Baa3	96,760

5,000	PS Business Parks, Inc.	7.000%	Baa3	92,250

48,080	Public Storage, Inc., Series K	7.250%	Baa1	1,062,568

41,864	Public Storage, Inc., Series M	6.625%	Baa1	836,024

8,930	Vornado Realty Trust, Series H	6.750%	Baa3	164,580
	Total Real Estate Investment Trust			3,110,695
	Thrifts & Mortgage Finance – 0.2%

12,900	Sovereign Capital Trust V	7.750%	BBB+	274,126
	U.S. Agency – 0.1%

7,000	Federal Home Loan Mortgage Corporation (3)	6.420%	Ca	11,200

45,000	Federal Home Loan Mortgage Corporation (3)	8.375%	Ca	54,900

45,000	Federal National Mortgage Association (3)	8.250%	Ca	57,600

60,000	Federal National Mortgage Association (3)	8.250%	Ca	80,400
	Total U.S. Agency			204,100
	Total $25 Par (or similar) Preferred Securities (cost $70,089,350)			79,391,163

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value

	TAXABLE MUNICIPAL BONDS – 2.2%

	California – 0.4%

$485	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14	No Opt. Call	N/R	$472,351

200	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13, 144A	No Opt. Call	N/R	195,972
685	Total California			668,323

Nuveen Investments	9

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

June 30, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value

	Florida – 0.4%

$200	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	$181,564

500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007B, 7.804%, 10/01/20, 144A	No Opt. Call	BBB	421,880
700	Total Florida			603,444
	Idaho – 0.1%

125	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008B, 7.500%, 6/01/12	No Opt. Call	BBB	122,573
	Louisiana – 0.3%

195	Carter Plantation Land Louisiana, Revenue Bonds, 9.000%, 7/01/17, 144A (5)	10/09 at 100.00	N/R	109,627

440	Louisiana Local Government Environmental Facilities and Community Development Authority, Federal Taxable Solid Waste Revenue Bonds, CWI White Oaks Landfill, Series 2007B, 9.750%, 3/01/22	3/10 at 102.00	N/R	344,247
635	Total Louisiana			453,874
	New York – 0.2%

260	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-2, 7.500%, 7/01/09	No Opt. Call	N/R	260,000
	Texas – 0.4%

600	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008B, 10.000%, 8/15/18	No Opt. Call	BB+	554,064

175	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	173,334
775	Total Texas			727,398
	Washington – 0.4%

745	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Fuels Inc., Series 2007H, 10.000%, 12/01/11	No Opt. Call	N/R	649,402
$3,925	Total Taxable Municipal Bonds (cost $3,922,271)			3,485,014

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.5%

	Insurance – 0.5%

$700	QBE Insurance Group Limited, 144A	9.750%	3/14/14	A	$760,213
$700	Total Corporate Bonds (cost $579,518)				760,213

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CAPITAL PREFERRED SECURITIES – 48.7%

	Capital Markets – 4.8%

500	Credit Suisse	5.860%	11/15/57	Aa3	$325,457

1,000	Goldman Sachs Capital II	5.793%	12/01/57	A3	609,810

500	Goldman Sachs Group, Inc.	6.345%	2/15/34	A2	404,494

3,520	Mellon Capital Trust IV	6.244%	6/20/49	A1	2,359,836

500	MUFG Capital Finance	6.346%	7/25/16	A2	438,302

1,000	State Street Capital Trust	8.250%	9/15/58	A3	845,340

400	UBS Capital IX	6.189%	4/15/42	A2	270,100

3,850	UBS Perferred Funding Trust I	8.622%	10/01/51	A1	2,742,286
	Total Capital Markets				7,995,625

10	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Banks – 21.3%

3,350	Barclays Bank PLC, 144A	8.550%	6/15/15	BBB+	$2,278,000

650	Barclays Bank PLC, Reg S	8.550%	12/15/49	BBB+	455,000

420	BBVA International Unipersonal	5.919%	4/18/58	A2	248,136

1,000	BNP Paribas, 144A	7.195%	12/25/57	Aa3	731,774

500	BOI Capital Funding 2, 144A	5.571%	8/01/56	B	187,700

2,000	Comerica Capital Trust II	6.576%	2/20/37	A3	1,182,542

2,370	Credit Agricole, S.A, 144A	6.637%	5/30/49	Aa3	1,394,209

2,475	HSBC Financial Capital Trust IX	5.911%	11/30/35	Baa1	1,309,829

200	Lloyd’s Banking Group PLC, 144A	6.657%	5/21/49	B3	72,100

400	Lloyd’s Banking Group PLC, 144A	6.267%	11/14/49	B3	136,143

300	Mizuho Capital Investment I Limited, 144A	6.686%	3/30/49	Baa1	227,345

6,200	PNC Preferred Funding Trust III, 144A	8.700%	3/15/58	Baa2	5,096,446

5,000	Rabobank Nederland, 144A	11.000%	12/31/49	Aa2	5,576,595

500	Societe Generale, 144A	5.922%	4/05/57	A1	310,425

480	Sovereign Capital Trust VI	7.908%	6/13/56	BBB+	360,672

2,000	Standard Chartered PLC, 144A	7.014%	7/30/37	Baa2	1,423,454

4,900	USB Realty Corporation, 144A	6.091%	4/15/49	A2	2,843,651

1,550	Wachovia Capital Trust III	5.800%	3/15/42	A–	930,316

11,080	Wells Fargo Capital Trust XIII	7.700%	9/26/58	A–	9,203,436

1,365	Wells Fargo Capital Trust XV	9.750%	9/26/49	A–	1,321,753
	Total Commercial Banks				35,289,526
	Diversified Financial Services – 8.5%

5,300	ING Capital Funding Trust III	8.439%	12/30/49	BBB	3,339,970

12,221	JP Morgan Chase & Company	7.900%	4/30/49	A2	10,724,295
	Total Diversified Financial Services				14,064,265
	Industrial Conglomerates – 0.4%

1,000	General Electric Capital Corporation	6.375%	11/15/67	Aa3	668,184
	Insurance – 13.4%

3,100	Assured Guaranty US Holdings, Series A	6.400%	12/15/66	A3	1,582,789

2,010	AXA SA, 144A	6.379%	6/14/57	Baa1	1,289,524

2,000	Financial Security Assurance Holdings, 144A	6.400%	12/15/36	A–	1,040,000

750	Genworth Financial Inc.	6.150%	11/15/66	Ba1	337,955

1,000	Hartford Financial Services Group Inc.	8.125%	6/15/18	Ba1	700,980

1,000	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	721,205

400	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	224,406

1,000	Lincoln National Corporation	7.000%	5/17/66	BBB	640,000

2,500	MetLife Capital Trust IV, 144A	7.875%	12/15/67	Baa1	2,029,950

2,000	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB+	1,784,094

5,000	MetLife Inc., WI/DD	10.750%	8/01/69	Baa1	4,999,050

4,950	Prudential Financial Inc.	8.875%	6/15/18	BBB+	4,114,395

1,000	Swiss Re Capital I, 144A	6.854%	5/25/49	A–	551,037

500	Symetra Financial Corporation, 144A	8.300%	10/15/37	Ba1	216,486

485	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	373,450

2,050	ZFS Finance USA Trust V, 144A	6.500%	5/09/67	A	1,517,000
	Total Insurance				22,122,321
	Oil, Gas & Consumable Fuels – 0.1%

200	Enterprise Products Operating LP	7.034%	1/15/68	Ba1	147,714
	Road & Rail – 0.2%

400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	Baa3	317,237
	Total Capital Preferred Securities (cost $71,959,117)				80,604,872

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

June 30, 2009

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1%

	U.S. Government and Agency Obligations – 0.3%

$500	U.S. Treasury Bills	0.000%	8/27/09	$499,896

	Repurchase Agreements – 0.8%

1,241	Repurchase Agreement with State Street Bank, dated 6/30/09, repurchase price $1,241,237, collateralized by $1,270,000 U.S. Treasury Bills, 0.000%, due 12/10/09, value $1,268,222	0.000%	7/01/09	1,241,237
$1,741	Total Short-Term Investments (cost $1,741,118)			1,741,133
	Total Investments (cost $148,291,374) – 100.5%			165,982,395
	Other Assets Less Liabilities – (0.5)%			(779,499)
	Net Assets – 100%			$165,202,896

Investments in Derivatives

Futures Contracts outstanding at June 30, 2009:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at June 30, 2009	Unrealized Appreciation (Depreciation)
U.S. 30-Year Treasury Bonds	Long	25	9/09	$2,958,984	$(51,345)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Non-income producing security; denotes that the issuer has defaulted on the payment of dividends.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows United States companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

June 30, 2009

Assets
Investments, at value (cost $148,291,374)	$165,982,395
Deposits with brokers for open futures contracts	2,000
Receivables:
Dividends	255,739
From Adviser	62,169
Interest	1,225,278
Shares sold	6,931,458
Other assets	35
Total assets	174,459,074
Liabilities
Payables:
Dividends	582,857
Investments purchased	8,252,197
Shares redeemed	248,419
Variation margin on futures contracts	5,078
Accrued expenses:
12b-1 distribution and service fees	33,455
Other	134,172
Total liabilities	9,256,178
Net assets	$165,202,896
Class A Shares
Net assets	$70,118,225
Shares outstanding	5,463,885
Net asset value per share	$12.83
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$13.47
Class C Shares
Net assets	$26,091,971
Shares outstanding	2,031,350
Net asset value and offering price per share	$12.84
Class I Shares
Net assets	$68,992,700
Shares outstanding	5,376,396
Net asset value and offering price per share	$12.83
Net Assets Consist of:
Capital paid-in	$160,648,450
Undistributed (Over-distribution of) net investment income	(312,460)
Accumulated net realized gain (loss) from investments and derivative transactions	(12,772,770)
Net unrealized appreciation (depreciation) of investments and derivative transactions	17,639,676
Net assets	$165,202,896

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Operations (Unaudited)

Six Months Ended June 30, 2009

Investment Income
Dividends	$3,314,549
Interest	2,074,469
Total Investment Income	5,389,018
Expenses
Management fees	343,710
12b-1 service fees – Class A	45,420
12b-1 distribution and service fees – Class C	63,483
Shareholders’ servicing agent fees and expenses	87,611
Custodian’s fees and expenses	17,905
Trustees’ fees and expenses	2,034
Professional fees	19,745
Shareholders’ reports – printing and mailing expenses	48,851
Federal and state registration fees	83,832
Other expenses	6,283
Total expenses before custodian fee credit and expense reimbursement	718,874
Custodian fee credit	(2)
Expense reimbursement	(289,227)
Net expenses	429,645
Net investment income	4,959,373
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,394,257)
Futures contracts	(113,825)
Change in net unrealized appreciation (depreciation) of:
Investments	28,078,356
Futures contracts	(117,590)
Net realized and unrealized gain (loss)	21,452,684
Net increase (decrease) in net assets from operations	$26,412,057

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 6/30/09	Year Ended 12/31/08
Operations
Net investment income	$4,959,373	$3,535,044
Net realized gain (loss) from:
Investments	(6,394,257)	(6,250,471)
Futures contracts	(113,825)	110,401
Change in net unrealized appreciation (depreciation) of:
Investments	28,078,356	(8,580,750)
Futures contracts	(117,590)	66,245
Net increase (decrease) in net assets from operations	26,412,057	(11,119,531)
Distributions to Shareholders
From net investment income:
Class A	(2,080,863)	(355,033)
Class B	—	—
Class C	(695,883)	(92,502)
Class I (1)	(2,510,432)	(3,062,416)
Tax return of capital
Class A	—	(39,419)
Class B	—	—
Class C	—	(10,312)
Class I (1)	—	(340,963)
Decrease in net assets from distributions to shareholders	(5,287,178)	(3,900,645)
Fund Share Transactions
Proceeds from sale of shares	104,352,168	71,899,868
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,382,936	1,040,675
	106,735,104	72,940,543
Cost of shares redeemed	(30,202,501)	(10,955,497)
Net increase (decrease) in net assets from Fund share transactions	76,532,603	61,985,046
Net increase (decrease) in net assets	97,657,482	46,964,870
Net assets at the beginning of period	67,545,414	20,580,544
Net assets at the end of period	$165,202,896	$67,545,414
Undistributed (Over-distribution of) net investment income at the end of period	$(312,460)	$15,345

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	15

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”). The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide a high level of current income and total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in preferred securities. At least 60% of the preferred securities in which the Fund invests will be rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged to be of comparable quality by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen). The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” securities. The Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities of non-U.S. issuers and up to 10% of its total assets in other open or closed-end funds that invest in similar types of securities. The Fund may invest up to 20% of its net assets in debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. Under normal circumstances, the Fund may invest up to 15% of its net assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). The Fund may also invest in forwards, futures, options and swap contracts, or other derivative financial instruments including credit default swaps.

Effective March 31, 2008, Class B shares are no longer available for the Fund. As of March 31, 2008, all outstanding Class B Shares for the Fund were owned by Nuveen and transferred to Class I Shares on May 2, 2008.

During the current reporting period, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from December 31 to September 30.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, the Fund outstanding when-issued/delayed purchase commitments of $4,999,050.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding during the six months ended June 30, 2009, was 12. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Nuveen Investments	17

Notes to Financial Statements (Unaudited) (continued)

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Securities*	$79,391,163	$80,604,872	$—	$159,996,035
Taxable Municipal Bonds	—	3,485,014	—	3,485,014
Corporate Bonds	—	760,213	—	760,213
Short-Term Investments	1,741,133	—	—	1,741,133
Derivatives:
Futures Contracts**	(51,345)	—	—	(51,345)
Total	$81,080,951	$84,850,099	$—	$165,931,050
*	Preferred Securities may include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities.

**	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Investments
Balance at beginning of period	$700,000
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	51,512
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	8,701
Net transfers in to (out of) at end of period fair value	(760,213)
Balance at end of period	$—

18	Nuveen Investments

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Futures	—	$—	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	$51,345
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures
Risk Exposure
Interest Rate	$(113,825)

Change in Net Unrealized Appreciation (Depreciation) of Futures
Risk Exposure
Interest Rate	$(117,590)

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 6/30/09		Year Ended 12/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,872,136	$50,922,086	2,293,754	$26,123,279
Class B*	—	—	—	—
Class C	1,636,235	18,003,655	538,244	6,214,381
Class I	3,243,473	35,426,427	2,530,870	39,562,208
Shares issued to shareholders due to reinvestment of distributions:
Class A	85,969	943,971	16,592	194,768
Class B*	—	—	318	5,496
Class C	27,316	292,352	4,494	54,997
Class I	109,377	1,146,613	57,175	785,414
	9,974,506	106,735,104	5,441,447	72,940,543
Shares redeemed:
Class A	(1,400,336)	(14,524,513)	(423,124)	(4,520,859)
Class B*	—	—	(14,780)	(253,326)
Class C	(178,445)	(1,880,059)	(10,956)	(123,500)
Class I	(1,265,659)	(13,797,929)	(463,163)	(6,057,812)
	(2,844,440)	(30,202,501)	(912,023)	(10,955,497)
Net increase (decrease)	7,130,066	$76,532,603	4,529,424	$61,985,046
*	Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2009, aggregated $100,480,599 and $23,552,145, respectively.

Nuveen Investments	19

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2009, the cost of investments was $148,794,933.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$24,538,950
Depreciation	(7,351,488)
Net unrealized appreciation (depreciation) of investments	$17,187,462

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

Distributions from ordinary income*	$3,509,653
Distributions from net long-term capital gains	—
Tax return of capital	390,694
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2008, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration:
December 31, 2015	$41,620
December 31, 2016	5,385,434
Total	$5,427,054

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $253,301 are treated as having arisen on the first day of the current fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

20	Nuveen Investments

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive fees and reimburse expenses, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .70% through April 30, 2010 (1.25% after April 30, 2010) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended June 30, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$225,640

To compensate for commissions advanced to financial intermediaries, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended June 30, 2009, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$61,447

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also retained $5,098 CDSC on share redemptions during the six months ended June 30, 2009.

At June 30, 2009, the Adviser owned 1,524, 1,495 and 3,048 shares of Class A, C and I, respectively.

8. Subsequent Events

Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on August 3, 2009, to shareholders of record on July 31, 2009, as follows:

Dividend per share:
Class A	$.0970
Class C	.0900
Class I	.0995

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165, “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date — that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 26, 2009, which is the date the financial statements were issued.

Nuveen Investments	21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)
Class A (12/06)
2009(e)	$11.76	$.57	$1.08	$1.65	$(.58)	$—	$—	$(.58)	$12.83	15.46%
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76	(24.67)
2007	20.01	1.08	(3.03)	(1.95)	(1.08)	—	—	(1.08)	16.98	(10.12)
2006(f)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class C (12/06)
2009(e)	11.77	.53	1.08	1.61	(.54)	—	—	(.54)	12.84	14.97
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77	(25.13)
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	—	(.95)	16.96	(10.85)
2006(f)	20.00	.03	(.02)	.01	—	—	—	—	20.01	.05
Class I (12/06)(g)
2009(e)	11.76	.58	1.09	1.67	(.60)	—	—	(.60)	12.83	15.62
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76	(24.45)
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	—	(1.13)	16.98	(9.91)
2006(f)	20.00	.04	(.03)	.01	—	—	—	—	20.01	.05

22	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$70,118	1.60	%*	10.07	%*	.95	%*	10.72	%*	.95	%*	10.72	%*	25%
22,420	1.64		10.32		.95		11.02		.94		11.02		99
321	2.50		4.23		1.13		5.60		1.07		5.66		179
275	18.18	*	(12.06	)*	1.23	*	4.88	*	1.23	*	4.88	*	—

26,092	2.37	*	9.36	*	1.70	*	10.03	*	1.70	*	10.03	*	25
6,429	2.32		8.90		1.70		9.52		1.69		9.52		99
245	3.29		3.39		1.89		4.79		1.83		4.85		179
275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—

68,993	1.30	*	10.49	*	.70	*	11.09	*	.70	*	11.09	*	25
38,697	1.26		7.57		.69		8.14		.69		8.14		99
19,769	1.80		5.28		.78		6.30		.72		6.36		179
4,178	17.92	*	(11.81	)*	.98	*	5.13	*	.98	*	5.13	*	—

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended June 30, 2009.
(f)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	23

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreement, the Independent Board Members reviewed a broad range of information relating to the Fund and NAM, including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreement, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreement. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreement, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

24	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and NAM

The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter- and one-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the

Nuveen Investments	25

Annual Investment Management Agreement Approval Process (continued)

Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

26	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreement be renewed.

Nuveen Investments	27

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Hybrid Securities: A hybrid security combines two or more different financial instruments. Hybrid securities generally combine both debt and equity characteristics.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

28	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	29

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-INV5-0609P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

See Portfolio of Investments in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date September 8, 2009

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date September 8, 2009